UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Legg Mason Partners Income Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,
Date of reporting period: July 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Exchange Reserve Fund

A N N U A L   R E P O R T

JULY 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners Exchange Reserve Fund

Annual Report • July 31, 2006

What’s Inside
	Letter from the Chairman	I
	Manager Overview	1
	Fund at a Glance	4
	Fund Expenses	5
	Schedule of Investments	7
	Statement of Assets and Liabilities	9
	Statement of Operations	10
Fund Objective The Fund seeks to maximize Cur- rent income to the extent consistent with the preservation of capital and the maintenance of liquidity.	Statements of Changes in Net Assets	11
	Financial Highlights	12
	Notes to Financial Statements	14
	Report of Independent Registered Public Accounting Firm	23
	Board Approval of Management and Subadvisory Agreements	24
	Additional Information	27

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the one-year reporting period. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth didn’t surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economic turnaround was prompted by both strong consumer and business spending. In the second quarter of 2006, GDP growth was a more modest 2.9%, according to the Commerce Department’s preliminary estimate. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, after the reporting period ended, the Fed paused from raising rates in August. In its official statement, the Fed said “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Legg Mason Partners Exchange Reserve Fund	I

Both short- and long-term yields rose over the reporting period, causing the overall bond market to post only a modest gain. During the 12 months ended July 31, 2006, two-year Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Given the increase in short-term rates, the yields available from money market instruments steadily rose over the 12-month reporting period.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely, R. Jay Gerken, CFA Chairman, President and Chief Executive Officer August 30, 2006

II	Legg Mason Partners Exchange Reserve Fund

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans

Legg Mason Partners Exchange Reserve Fund	III

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Manager Overview

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

The Fund’s Board also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Cash Portfolio (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Proxy materials describing the reorganization, and other initiatives requiring shareholder approval, are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, Fund actions are generally expected to be implemented during the first quarter of 2007.

The Fund was formerly known as Smith Barney Exchange Reserve Fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Interest rates moved broadly higher across the yield curve during the reporting period, driven by continued Federal Reserve Board (“Fed”)i rate hikes, a stronger-than-expected economy, and a mild rise in inflationary concerns. The Fed raised its target federal funds rateii by 25 basis pointsiii at each of its eight meetings over the reporting period, bringing the federal funds rate to 5.25%. Alan Greenspan was replaced by Ben Bernanke as the Fed’s new Chairman, but Mr. Bernanke gave no indication of any significant shift in Fed policy. The economy bounced back strongly from its weak showing in the fourth quarter of 2004, with gross domestic product (“GDP”)iv growth of over 5% in the first quarter, only to slow back down to 2.9% in the second quarter according to the Commerce Department’s preliminary estimate. Inflation concerns were fueled by rising gold, industrial commodity and energy prices, and a decline in the U.S. dollar against most major currencies. The housing market exhibited signs of a spreading slowdown which, in turn,

Legg Mason Partners Exchange Reserve Fund 2006 Annual Report	1

gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to soon end its tightening cycle.

Performance Review

As of July 31, 2006, the seven-day current yield for Class B shares of the Legg Mason Partners Exchange Reserve Fund was 4.26% and its seven-day effective yield, which reflects compounding, was 4.35%.1

Legg Mason Partners Exchange Reserve Fund Yields as of July 31, 2006 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]
Class B Shares	4.26%	4.35%
Class C Shares	4.09%	4.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Although the Fed continued to steadily raise the targeted federal funds rate over the fiscal year, we gradually lengthened the Fund’s average maturity through the reporting period as attractive extension opportunities arose.

What were the leading detractors from performance?

A. During the reporting period, we maintained a high quality, diversified portfolio, supported by thorough credit analysis. We did not invest in any securities that we believed would be detrimental to the Fund’s performance.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2	Legg Mason Partners Exchange Reserve Fund 2006 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund over the one-year period ended July 31, 2006.

Thank you for your investment in the Legg Mason Partners Exchange Reserve Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 25, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

I

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

II	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
III	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
IV	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

Legg Mason Partners Exchange Reserve Fund 2006 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Commercial Paper

Certificate of Deposit

Certification of Deposit (Yankee)

U.S. Government Agency

Liquidity Note

63.1%

30.5%

2.5%

2.4%

1.5%

0.0%

40.0%

20.0%

60.0%

80.0%

July 31, 2006

4	Legg Mason Partners Exchange Reserve Fund 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including back-end sales charges (loads) on redemptions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2006 and held for the six months ended July 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class B	1.96%	$1,000.00	$1,019.60	1.05%	$5.26
Class C	1.88	1,000.00	1,018.80	1.21	6.06
(1)	For the six months ended July 31, 2006.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Exchange Reserve Fund 2006 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class B	5.00%	$1,000.00	$1,019.59	1.05%	$5.26
Class C	5.00	1,000.00	1,018.79	1.21	6.06
(1)	For the six months ended July 31, 2006.
(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Partners Exchange Reserve Fund 2006 Annual Report

Schedule of Investments (July 31, 2006)
LEGG MASON PARTNERS EXCHANGE RESERVE FUND
Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 99.6%
Commercial Paper (a) — 62.8%
$7,000,000	Atomium Funding Corp., 5.336% due 8/2/06	$6,998,968
7,000,000	Bavaria Universal Fund, 5.310% due 8/4/06	6,996,914
8,500,000	Davis Square Funding III Corp., 5.354% due 8/10/06	8,488,674
7,000,000	Ebury Finance LLC, 5.321% due 8/7/06	6,993,817
7,500,000	Fenway Funding LLC, 5.372% due 8/14/06	7,485,511
7,200,000	Ford Credit Floorplan Motown, 5.355% due 8/8/06	7,192,538
7,500,000	Foxboro Funding Ltd., 5.363% due 8/15/06	7,484,425
5,000,000	Grampian Funding LLC, 5.207% due 10/17/06	4,945,565
3,216,000	Halkin Finance LLC, 5.371% due 8/1/06	3,216,000
7,000,000	KKR Pacific Funding Trust, 5.402% due 8/17/06	6,983,262
5,000,000	Main Street Warehouse Funding, 5.351% due 8/11/06	4,992,583
7,000,000	Mica Funding LLC, 5.403% due 8/21/06	6,979,078
7,000,000	Morrigan TRR Funding LLC, 5.367% due 8/14/06	6,986,476
7,000,000	Ormond Quay Funding LLC, 5.389% due 8/17/06	6,983,293
7,000,000	Polonius Inc., 5.302% due 8/7/06	6,993,840
4,000,000	Stanfield Victoria Funding LLC, 5.088% due 9/27/06	3,968,587
7,000,000	Stratford Receivables Co. LLC, 5.352% due 8/15/06	6,985,463
7,150,000	Tango Finance Corp., 5.336% due 10/27/06	7,059,630
7,000,000	Thornburg Mortgage Capital Resource, 5.433% due 8/23/06	6,976,857
	Total Commercial Paper	124,711,481
Certificate of Deposit — 2.5%
5,000,000	Wells Fargo Bank NA, 5.270% due 8/9/06	5,000,000
Certificates of Deposit (Yankee) — 30.4%
7,000,000	Abbey National Treasury Services PLC, 5.280% due 8/10/06	7,000,000
7,000,000	Bank of Nova Scotia NY, 4.860% due 1/30/07	6,999,641
8,000,000	Barclays Bank PLC NY, 5.120% due 8/15/06	8,000,000
	Caylon NY:
5,000,000	5.250% due 8/7/06	5,000,000
2,300,000	4.515% due 10/18/06	2,294,411
7,000,000	Depfa Bank PLC, 4.220% due 8/11/06	6,997,528
5,000,000	Dexia Credit Local NY, 4.970% due 2/7/07	4,990,828
7,000,000	Fortis Bank NY, 5.290% due 8/7/06	7,000,000
1,000,000	Rabobank Nederland NY, 4.110% due 9/25/06	998,054
6,000,000	Toronto Dominion Bank NY, 5.100% due 10/4/06	5,999,475
15,000,000	UBS AG Stamford CT, 5.300% due 8/9/06	5,000,000
	Total Certificates of Deposit (Yankee)	60,279,937

See Notes to Financial Statements.

Legg Mason Partners Exchange Reserve Fund 2006 Annual Report	7

Schedule of Investments (July 31, 2006) (continued)
Face Amount	Security	Value

Liquidity Note — 1.5%
$3,000,000	North Lake Capital Funding, 5.344% due 8/9/06	$2,996,453
U.S. Government Agency — 2.4%
5,000,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, Series RB,
	5.195% due 4/3/07 (a)	4,831,903
	TOTAL INVESTMENTS — 99.6% (Cost — $197,819,774#)	197,819,774
	Other Assets in Excess of Liabilities — 0.4%	800,953
	TOTAL NET ASSETS — 100.0%	$198,620,727

(a)	Rate shown represents yield to maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

8	Legg Mason Partners Exchange Reserve Fund 2006 Annual Report

Statement of Assets and Liabilities (July 31, 2006)
ASSETS:
Investments, at amortized cost	$197,819,774
Cash	904
Interest receivable	955,984
Receivable for Fund shares sold	695,061
Prepaid expenses	26,957
Deferred compensation	13,324
Total Assets	199,512,004
LIABILITIES:
Payable for Fund shares repurchased	570,926
Transfer agent fees payable	112,248
Investment management fee payable	75,242
Distribution fees payable	29,759
Distributions payable	21,532
Deferred compensation payable	13,324
Trustees’ fees payable	531
Accrued expenses	67,715
Total Liabilities	891,277
Total Net Assets	$198,620,727
NET ASSETS:
Par value (Note 5)	$198,641
Paid-in capital in excess of par value	198,429,720
Overdistributed net investment income	(6,668)
Accumulated net realized loss on investments	(966)
Total Net Assets	$198,620,727
Shares Outstanding:
Class B	47,435,228
Class C	151,206,185
Net Asset Value:
Class B *	$1.00
Class C *	$1.00
*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements

Legg Mason Partners Exchange Reserve Fund 2006 Annual Report	9

Statement of Operations (For the year ended July 31, 2006)
INVESTMENT INCOME:
Interest	$8,575,069
EXPENSES:
Distribution fees (Notes 2 and 3)	958,590
Investment management fee (Note 2)	766,098
Transfer agent fees (Notes 2 and 3)	421,016
Administration fees (Note 2)	112,567
Registration fees	44,568
Shareholder reports (Note 3)	35,848
Legal fees	33,255
Audit and tax	30,285
Custody fees	12,840
Trustees’ fees (Note 2)	11,651
Insurance	5,545
Miscellaneous expenses	5,501
Total Expenses	2,437,764
Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)	(23,673)
Net Expenses	2,414,091
Net Investment Income	6,160,978
REALIZED LOSS ON INVESTMENTS (NOTE 1):
Net Realized Loss From Investment Transactions	(739)
Increase in Net Assets From Operations	$6,160,239

See Notes to Financial Statements

10	Legg Mason Partners Exchange Reserve Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended July 31,)

	2006	2005

OPERATIONS:
Net investment income	$6,160,978	$2,280,215
Net realized loss	(739)	(174)
Increase in Net Assets From Operations	6,160,239	2,280,041
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(6,160,978)	(2,280,215)
Decrease in Net Assets From Distributions to Shareholders	(6,160,978)	(2,280,215)
FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	219,516,336	260,492,221
Reinvestment of distributions	5,965,175	1,925,491
Cost of shares repurchased	(214,428,689)	(280,239,720)
Increase (Decrease) in Net Assets From Fund Share Transactions	11,052,822	(17,822,008)
Increase (Decrease) in Net Assets	11,052,083	(17,822,182)
NET ASSETS:
Beginning of year	187,568,644	205,390,826
End of year*	$198,620,727	$187,568,644

* Includes overdistributed net investment income of:	$(6,668)	$(6,668)

See Notes to Financial Statements.

Legg Mason Partners Exchange Reserve Fund 2006 Annual Report	11

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2006		2005		2004		2003		2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income From Operations:
Net investment income	0.034		0.012		0.001		0.003		0.010
Net realized gain (loss)	(0.000	)(2)	(0.000	)(2)	0.000	(2)	(0.000	)(2)	0.000	(2)

Total Income From Operations	0.034		0.012		0.001		0.003		0.010
Less Distributions From:
Net investment income	(0.034)		(0.012)		(0.001)		(0.003)		(0.010)
Net realized gain	—		—		(0.000	)(2)	—		(0.000	)(2)

Total Distributions	(0.034)		(0.012)		(0.001)		(0.003)		(0.010)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Total Return(3)	3.40%		1.26%		0.10%		0.30%		1.04%
Net Assets, End of Year (millions)	$48		$61		$91		$128		$164
Ratios to Average Net Assets:
Gross expenses	1.14%		1.20%		1.21%		1.17%		1.19%
Net expenses	1.13	(4)	1.17	(4)	0.99	(4)	1.12	(4)	1.19
Net investment income	3.28		1.19		0.10		0.31		1.03
(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.001 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason Partners Exchange Reserve Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2006		2005		2004		2003		2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income From Operations:
Net investment income	0.032		0.011		0.001		0.003		0.010
Net realized gain (loss)	(0.000	)(2)	(0.000	)(2)	0.000	(2)	(0.000	)(2)	0.000	(2)

Total Income From Operations	0.032		0.011		0.001		0.003		0.010
Less Distributions From:
Net investment income	(0.032)		(0.011)		(0.001)		(0.003)		(0.010)
Net realized gain	—		—		(0.000	)(2)	—		(0.000	)(2)

Total Distributions	(0.032)		(0.011)		(0.001)		(0.003)		(0.010)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Total Return(3)	3.21%		1.11%		0.11%		0.29%		1.02%
Net Assets, End of Year (millions)	$151		$127		$114		$91		$78
Ratios to Average Net Assets:
Gross expenses	1.32%		1.35%		1.22%		1.20%		1.22%
Net expenses	1.31	(4)	1.33	(4)	0.99	(4)	1.13	(4)	1.22
Net investment income	3.19		1.12		0.11		0.28		0.98
(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.001 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Exchange Reserve Fund 2006 Annual Report	13

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Partners Exchange Reserve Fund (formerly known as Smith Barney Exchange Reserve Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

14	Legg Mason Partners Exchange Reserve Fund 2006 Annual Report

Notes to Financial Statements (continued)

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment adviser and administrator, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to October 1, 2005, the Fund paid SBFM an investment management fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.

Effective October 1, 2005, the administration fee payable by the Fund was changed to the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.150%
Next $1 billion	0.125
Next $3 billion	0.100
Next $5 billion	0.075
Over $10 billion	0.050

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee is no longer applicable.

Under the new investment management agreement, which became effective December 1, 2005, the Fund paid SBFM an investment management fee, calculated daily and payable monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

During the year ended July 31, 2006, SBFM waived a portion of its investment management fee in the amount of $4,236. In addition, during the year ended July 31, 2006, the Fund was reimbursed for expenses in the amount of $19,437.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also,

Legg Mason Partners Exchange Reserve Fund 2006 Annual Report	15

Notes to Financial Statements (continued)

prior to January 1, 2006, PFPC and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended July 31, 2006, the Fund paid transfer agent fees of $96,681 to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and PFS Investments Inc. (“PFS”), both of which are subsidiaries of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.

For the period ended July 31, 2006, CDSCs paid to LMIS, PFS, and CGM, and its affiliates were approximately:

	Class B	Class C
CDSCs	$75,000	$0*

* Amount represents less than $1,000.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the Trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Trustees voted to discontinue offering the plan to its members, effective January 1, 2006. This change will have no effect on fees previously deferred. As of July 31, 2006, the Fund has accrued $13,324 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

16	Legg Mason Partners Exchange Reserve Fund 2006 Annual Report

Notes to Financial Statements (continued)

3. Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribtuion plan and under that plan, the Fund pays a service fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets for each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class B	$260,203	$43,067	$11,975
Class C	698,387	377,949	23,873
Total	$958,590	$421,016	$35,848

4. Distributions to Shareholders by Class

	Year Ended July 31, 2006	Year Ended July 31, 2005

Net Investment Income:
Class B	$1,704,470	$880,661
Class C	4,456,508	1,399,554
Total	$6,160,978	$2,280,215

5. Shares of Beneficial Interest

At July 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Class B and C shares are available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of beneficial interest of the Fund, each at $1.00, were as follows:

	Year Ended July 31, 2006	Year Ended July 31, 2005
	Shares	Shares

Class B
Shares sold	30,510,430	32,765,538
Shares issued on reinvestment	1,485,365	693,747
Shares repurchased	(45,514,402)	(63,714,323)
Net Decrease	(13,518,607)	(30,255,038)
Class C
Shares sold	189,005,906	227,726,683
Shares issued on reinvestment	4,479,810	1,231,744
Shares repurchased	(168,914,287)	(216,525,397)
Net Increase	24,571,429	12,433,030

Legg Mason Partners Exchange Reserve Fund 2006 Annual Report	17

Notes to Financial Statements (continued)

6. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class B	Class C

Daily
8/31/06	$0.003616	$0.003480

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2006	2005

Ordinary Income	$6,160,978	$2,280,215

As of July 31, 2006, there were no significant differences between the book and tax components of net assets.

As of July 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

7/31/2012	$(53)
7/31/2014	(185)
$(238)

These amounts will be available to offset any future taxable capital gains.

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of

18	Legg Mason Partners Exchange Reserve Fund 2006 Annual Report

Notes to Financial Statements (continued)

specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004, less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Exchange Reserve Fund 2006 Annual Report	19

Notes to Financial Statements (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and it affiliates to continue to render services to the Funds under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

9. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide

20	Legg Mason Partners Exchange Reserve Fund 2006 Annual Report

Notes to Financial Statements (continued)

inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

10. Subsequent Events

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

The Fund’s Board approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Cash Portfolio (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, Fund shareholders would recognize no gain or loss for Federal income tax purposes. The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders.

Proxy materials describing the reorganization are expected to be sent to Fund shareholders later in 2006. If Fund shareholders approve the reorganization, it is expected to occur during the first quarter of 2007.

The Fund’s Board also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Legg Mason Partners Exchange Reserve Fund 2006 Annual Report	21

Notes to Financial Statements (continued)

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

11. Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

22	Legg Mason Partners Exchange Reserve Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Legg Mason Partners Income Funds

(formerly Smith Barney Income Funds):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Exchange Reserve Fund (formerly Smith Barney Exchange Reserve Fund), a series of Legg Mason Partners Income Funds, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Exchange Reserve Fund, as of July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York September 25, 2006

Legg Mason Partners Exchange Reserve Fund 2006 Annual Report	23

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 22, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub- investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with SBFM and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included

24	Legg Mason Partners Exchange Reserve Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmarks. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

Legg Mason Partners Exchange Reserve Fund	25

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

26	Legg Mason Partners Exchange Reserve Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Exchange Reserve Fund (formerly known as Smith Barney Exchange Reserve Fund) (the “Fund”), are managed under the direction of the Board of Trustees of Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (the “Trust”). Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None
Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None
Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None
Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None
Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None
John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, FL 33455 Birth Year: 1930	Trustee	Since 1999	Retired	27	None

Legg Mason Partners Exchange Reserve Fund	27

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Execfutive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee Consulting Group Capital Market Funds
Officers:
Robert J. Brault Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason;
Chief Financial Officer and
Treasurer of certain mutual
funds associated with Legg
Mason; Director of Internal
Control for CAM U.S. Mutual
Fund Administration (from
2002 to 2004); Director of
Project Management &
Information Systems for
CAM U.S. Mutual Fund
Administration (from
2000 to 2002)

				N/A	N/A

28	Legg Mason Partners Exchange Reserve Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of
LMPFA (since 2006);
Managing Director of
Compliance at Legg Mason
(2005-Present); Chief
Compliance Officer with
certain mutual funds
associated with Legg Mason
(since 2006); Managing
Director of Compliance at
Legg Mason or its predecessor
(2002-2005). Prior to 2002,
Managing Director – Internal
Audit & Risk Review at
Citigroup, Inc.

				N/A	N/A
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg
Mason or its predecessor
(since 2004); Chief Anti-
Money Laundering
Compliance Officer with
certain mutual funds
associated with Legg Mason
(since 2006); Prior to
August 2004, Chief AML
Compliance Officer with
TD Waterhouse

				N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and
General Counsel of Global
Mutual Funds for Legg
Mason and its predecessor
(since 1994); Secretary and
Chief Legal Officer of
mutual funds associated
with Legg Mason (since
2003); Formerly Secretary
of CFM (from 2001 to 2004)

				N/A	N/A
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Exchange Reserve Fund	29

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Legg Mason Partners Exchange Reserve Fund

INVESTMENT MANAGER
TRUSTEES
Lee Abraham Jane F. Dasher R. Jay Gerken, CFA Chairman Richard E. Hanson, Jr. Paul Hardin Roderick C. Rasmussen John P. Toolan

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

Western Asset Management

     Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Exchange Reserve Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor
     Services, LLC
Member NASD, SIPC

FD01183 9/06                     SR06-131

Legg Mason Partners
Exchange Reserve Fund

 The Fund is a separate investment fund of Legg Mason Partners
Income Funds, a Massachusetts business trust.

LEGG MASON PARTNERS EXCHANGE RESERVE FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the
Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in
Washington, D.C., and information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund’s website at www.leggmason.com/InvestorServices and (3) on the
SEC’s website at www.sec.gov. Proxy voting reports for the period ending
June 30, 2005 will continue to be listed under the Fund’s former
Smith Barney Income Funds-Smith Barney Exchange Reserve Fund name.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2005 and July 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $215,000 in 2005 and $224,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,500 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Funds

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Income Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Funds during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Income Funds’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Funds

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Income Funds

Date:	October 6, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Income Funds

Date:	October 6, 2006

By:	/s/ Robert J. Brault Robert J. Brault Chief Financial Officer of Legg Mason Partners Income Funds

Date:	October 6, 2006